Q2 ‘25 Earnings Presentation August 8, 2025 NYSE: PAR 1partech.com

Forward-Looking Statements. This presentation contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995, and the accuracy of such statements is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. Forward-looking statements can be identified by words such as “believe,” “could,” “would,” “should,” “will,” “continue,” “anticipate,” “expect,” “path,” “plan,” “intend,” “estimate,” “future,” “may,” “potential,” and similar expressions.These statements include, but are not limited to, express or implied forward-looking statements relating to: the plans, strategies and objectives of management relating to our growth, results of operations, and financial performance, including service and product offerings, the development, demand, market share, and competitive performance of our products and services; revenues, gross margin percentage, expenses, cash flows, and other financial measures and key performance indicators, including ARR, Active Sites, subscription service gross margins, net loss, and net loss per share; the availability and terms of product and component supplies for our hardware products; anticipated benefits of acquisitions, divestitures, and capital markets transactions; and macroeconomic trends, geopolitical events, tariffs, and trade disputes and the expected impact of those trends and events on our business, results of operations, and financial performance. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Factors, risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements include our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including our effective us of artificial intelligence (AI) in product development and integration of AI tools into our product and service offerings; our ability to add and retain Active Sites and integration partners; our ability to successfully integrate acquisitions into our operations, and realize the anticipated benefits; macroeconomic trends, such as a recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; geopolitical events affecting countries where we operate or our customers or suppliers operate, including changes in import/export regulations, such as tariffs, and trade disputes involving the United States and those countries; our ability to retain and manage suppliers, secure alternative suppliers, and manage inventory levels and costs, navigate manufacturing disruptions or logistics challenges, shipping delays, and shipping costs; and the other factors discussed in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of June 30, 2025. Trademarks. “PAR®,” “PAR POS®”, “Punchh®,” “PAR OrderingTM”, "PAR OPSTM," “Data Central®," “DelagetTM,” "PAR RetailTM", "PAR® Pay”, “PAR® Payment Services”, and other trademarks identifying our products and services appearing in this presentation belong to us. Solely for convenience, our trademarks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights to these trademarks. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. (1) See Appendix for Non-GAAP reconciliations and Key Performance Indicators partech.com 2

Software Renaissance Building a Unified Platform Global Food Service Pure Play • Acquired PAR POS. • Restructured PAR, new team, mission, values. • Recapitalized PAR to invest in SaaS. • Acquired Data Central. • Launched PAR Payments. • Acquired loyalty provider Punchh. • Acquired PAR Ordering. • Crossed 100k Active Sites. • Acquired loyalty provider PAR Retail and international solutions TASK and Plexure. • Acquired analytics and intelligence provider Delaget. • Divested Government segment to become a pure play food service tech company. 2014 202520242020 20232021 20222019 $19.2M Q4 2019 $88.2M Q4 2021 $136.9M Q4 2023 $286.7M Q2 2025 Our Journey… So Far (Dollar values represent ARR) 3partech.com $192.2M Q2 2024 $272.5M Q4 2024

Building a Unified Experience… Leading To • Unified technology platform offering integrated solutions and sophisticated data insights • Pairs with our state of the art hardware offerings for a complete tech stack • Supported by our comprehensive professional service offerings to drive a positive customer experience 4partech.com

PAR’s Success Will Be Driven by our Flywheel Established brand and winning market share Land product #1 Reinvest to launch or acquire product #2 Scale economics leads to more capital to reinvest in productsHappy and sticky customers 5 Differentiated Platform partech.com

Financial Review Second Quarter 2025 Highlights 6partech.com

Q2 2025 Highlights 3 4 5 Cross-sell traction Repeatable M&A motion • Cross-sell traction creating meaningful revenue opportunity from existing and potential future whitespace • Proven track record of strategic M&A, with the recent acquisitions of PAR Retail, TASK Group, and Delaget significantly expanding PAR’s TAM into convenience stores and international markets 16% organic ARR growth 7partech.com • Consistent delivery on strong organic ARR growth 2 1 1. Non-GAAP Consolidated Gross Margin percentage is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation to Consolidated Gross Margin percentage (GAAP). 2. Adjusted EBITDA is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation from net income (loss) to Adjusted EBITDA. • Non-GAAP consolidated gross margin percentage(1) improved to 52.8% in Q2 2025 from 49.3% in Q2 2024 Driving margin expansion Continued Adjusted EBITDA profitability • Adjusted EBITDA(2) of $5.5 million in Q2 2025

Revenue by Offering 23.9% 64.0% 12.1% Hardware Subscription Service Professional Service ARR by Subscription Product Line 41.6% 58.4% Operator Cloud Engagement Cloud 8partech.com Q2 2025 Revenue Breakout

49% Y/Y Growth Year-over-year metrics are for the quarter ended 6/30/2025 compared to the quarter ended 6/30/2024. Please see Appendix — Key Performance Indicators for more information on ARR. The Total ARR chart above presents our ARR on a constant currency basis, calculated using the exchange rates set at the beginning of 2025. There has been no impact on our Organic ARR as a result of applying a constant currency as the exchange rate effects only began with the acquisition of TASK Group Holdings Limited in July 2024. 192.2 203.3 212.2 219.2 223.2 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 ($'000,000) Organic ARR 16% Y/Y Growth 192.2 244.7 272.5 282.1 286.7 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 9partech.com Total ARR Strong Organic & Inorganic ARR Growth

55% Y/Y Growth Year-over-year metrics are for the quarter ended 6/30/2025 compared to the quarter ended 6/30/2024. Please see Appendix — Key Performance Indicators for more information on ARR. The charts above present our ARR on a constant currency basis, calculated using the exchange rates set at the beginning of 2025. 84.2 92.9 116.2 117.2 119.2 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 ($'000,000) Operator Cloud 42% Y/Y Growth 107.9 151.8 156.2 164.9 167.5 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 10partech.com Engagement Cloud Resilient ARR Growth Across Product Lines

350 Basis Point Y/Y Margin Expansion 1. Non-GAAP Subscription Service Gross Margin percentage is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation to Subscription Service Gross Margin percentage (GAAP). 2. Non-GAAP Consolidated Gross Margin percentage is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation to Consolidated Gross Margin percentage (GAAP). 66.4% 66.8% 64.7% 69.1% 66.4% Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Non-GAAP Subscription Service Gross Margin Percentage(1) Non-GAAP Consolidated Gross Margin Percentage(2) 49.3% 51.8% 50.3% 54.2% 52.8% Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 11partech.com Driving Margin Expansion

Q2 '25 Financials Consolidated Highlights • 59% increase in gross margin from Q2 2024 • $9.9 million increase in Adjusted EBITDA(1) from Q2 2024 Subscription Service Highlights • 49% increase in ARR from Q2 2024 • 60% increase in revenue from Q2 2024 • 67% increase in gross margin from Q2 2024 Three Months Ended June 30, (in thousands) 2025 2024 Revenues, net: Subscription service $ 71,903 $ 44,872 Hardware 26,864 20,116 Professional service 13,637 13,162 Total revenues, net 112,404 78,150 Total gross margin 50,992 32,028 Operating expenses: Sales and marketing 12,274 9,811 General and administrative 31,697 25,369 Research and development 20,934 16,237 Amortization of identifiable intangible assets 3,394 1,946 Adjustment to contingent consideration liability — (600) Total operating expenses 68,299 52,763 Other expense, net (1,381) (610) Interest expense, net (1,408) (1,630) Loss from continuing operations before income taxes (20,096) (22,975) Provision for income taxes (944) (612) Net loss from continuing operations (21,040) (23,587) Net income from discontinued operations — 77,777 Net (loss) income (21,040) 54,190 Non-GAAP adjustments 26,581 (58,538) Adjusted EBITDA(1) 5,541 (4,348) 12partech.com1. Adjusted EBITDA is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation from net income (loss) to Adjusted EBITDA.

Appendix 13partech.com

Non-GAAP Subscription Service Gross Margin Percentage Reconciliation (in thousands, except percentages) 3 Months Ended Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Subscription Service Gross Margin Percentage 53.1% 55.3% 53.2% 57.8% 55.3% Subscription Service Gross Margin $23,831 $33,120 $34,167 $39,510 $39,759 Add: Depreciation and amortization 5,860 6,781 7,271 7,595 7,836 Add: Stock-based compensation 94 82 74 127 172 Add: Severance — 29 68 — — Non-GAAP Subscription Service Gross Margin $29,785 $40,012 $41,580 $47,232 $47,767 Non-GAAP Subscription Service Gross Margin Percentage 66.4% 66.8% 64.7% 69.1% 66.4% 14partech.com

Non-GAAP Consolidated Gross Margin Percentage Reconciliation (in thousands, except percentages) 3 Months Ended Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Consolidated Gross Margin Percentage 41.0% 44.5% 42.9% 46.5% 45.4% Consolidated Gross Margin $32,028 $43,031 $45,007 $48,342 $50,992 Add: Depreciation and amortization 5,970 6,890 7,355 7,662 7,903 Add: Stock-based compensation 275 208 102 290 354 Add: Severance 240 17 374 — 97 Non-GAAP Consolidated Gross Margin $38,513 $50,145 $52,839 $56,294 $59,346 Non-GAAP Consolidated Gross Margin Percentage 49.3% 51.8% 50.3% 54.2% 52.8% 15partech.com

(in thousands) 3 Months Ended Q2'24 Q2'25 Net income (loss) $54,190 $(21,040) Discontinued operations (77,777) — Net loss from continuing operations (23,587) (21,040) Provision for income taxes 612 944 Interest expense, net 1,630 1,408 Depreciation and amortization 8,834 12,415 Stock-based compensation 6,286 7,887 Contingent consideration (600) — Transaction costs 1,573 561 Severance 294 638 Litigation expense — 1,347 Other expense, net 610 1,381 Adjusted EBITDA $(4,348) $5,541 Net Income (Loss) to Adjusted EBITDA Reconciliation 16partech.com

Investment Thesis 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology (1) • Enterprise foodservice playing “catch-up” in adopting new technology and anticipate this technology spend to ramp • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with a Unified Experience • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests • Industry seeking vendor consolidation and platform experience and reduce single-product providers 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $286.7M with significant opportunity to expand within existing customers and win new business • Hyper-focus on stringent OpEx spend management with real ROI mindset 17partech.com1. Source: Technomic

Key Performance Indicators • Annual Recurring Revenue or "ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly recurring revenue for all Active Sites as of the last day of each month for the respective reporting period. Our reported ARR is based on a constant currency, using the exchange rates established at the beginning of the year and consistently applied throughout the period and to comparative periods presented. For acquisitions made during each period, the constant currency rate applied is the exchange rate at the date of each acquisition's closure. Applying a constant currency impacted our reported ARR figures for Q3 2024 and Q4 2024 as exchange rate effects began with the acquisition of TASK Group Holdings Limited in July 2024. • “Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective reporting period. • “Non-GAAP Subscription Service Gross Margin Percentage” represents subscription service gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance. • “Non-GAAP Consolidated Gross Margin Percentage” represents consolidated gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance. • “Adjusted EBITDA” represents net (loss) income before income taxes, interest expense, and depreciation and amortization adjusted to exclude discontinued operations, stock-based compensation, contingent consideration, transaction costs, severance, litigation expense, loss on extinguishment of debt, and other expense, net. • “ARR Per Unit” represents ARR divided by Active Sites as of the last day of each month for the respective reporting period. 18partech.com

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